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                                                                    EXHIBIT 99.1



                                           August 13, 2002

VIA EDGAR


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC

Re: Beverly Enterprises, Inc. Quarterly Report on Form 10-Q for the Quarterly Period Ending June 30, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002 to accompany the above captioned periodic report.

                                   Very truly yours,

                                   Beverly Enterprises, Inc.




                                   By:   /s/ PAMELA H. DANIELS
                                         Pamela H. Daniels
                                         Senior Vice President, Controller
                                         and Chief Accounting Officer